UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2007

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue, Suite 100, Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 7, 2007, Gulfport Energy Corporation (the “Company”) and a stockholder entered into an Underwriting Agreement with Johnson Rice & Company L.L.C. and Jefferies & Company, Inc. (the “Underwriting Agreement”). The Underwriting Agreement relates to the public offering by the Company of 4,500,000 shares of its common stock at a public offering price of $17.50 per share. Also, pursuant to the Underwriting Agreement, a stockholder granted the underwriters a 30-day option to purchase up to an additional 675,000 shares of the Company’s common stock at the public offering price less the underwriting discount to cover any over-allotments. The Company will not receive any proceeds from the sale of shares by the selling stockholder. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-146988) filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2007, as amended on November 8, 2007, and a prospectus, which consists of a base prospectus and a prospectus supplement, filed with the SEC on December 7, 2007. The offering is expected to close on December 12, 2007, subject to customary closing conditions.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the contents thereof are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 7, 2007, the Company issued a press release announcing the pricing of the underwritten public offering of shares of its common stock. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents thereof are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement dated December 7, 2007 among Gulfport Energy Corporation, Johnson Rice & Company L.L.C., Jefferies & Company, Inc. and the selling stockholder party thereto.

99.1	Press release dated December 7, 2007 entitled “Gulfport Energy Corporation Announces Pricing of Secondary Public Offering of Common Stock.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: December 7, 2007	By:	/s/ MICHAEL G. MOORE
Michael G. Moore
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
1.1	Underwriting Agreement dated December 7, 2007 among Gulfport Energy Corporation, Johnson Rice & Company L.L.C., Jefferies & Company, Inc. and the selling stockholder party thereto.

99.1	Press release dated December 7, 2007 entitled “Gulfport Energy Corporation Announces Pricing of Secondary Public Offering of Common Stock.”